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                                                               EXHIBIT 99(a)


                         GARDEN STATE BANCSHARES, INC.
                                     PROXY

                    FOR THE SPECIAL MEETING OF SHAREHOLDERS

                                JANUARY   , 1996


                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


    The undersigned hereby appoints KIMIKO STEIN and ALEXANDRA KEMPE, and each of them, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of the Common Stock of Garden State BancShares, Inc. ("Garden State") which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting"), to be held at the Corporate Headquarters of Garden State, 2290 West County Line Road, Jackson, New Jersey,
on         , January   , 1996, at 10:00 a.m., local time, and at any and all
adjournments thereof, as follows:


    1. The approval of the Agreement and Plan of Merger (the "Merger Agreement") by and between The Summit Bancorporation ("Summit") and Garden State which provides for the merger of Garden State and Summit pursuant to which shareholders will receive for each share of Garden State's common stock, no par value, 1.08 shares of Summit common stock, no par value.

               / /  FOR            / /  AGAINST            / /  ABSTAIN

    2. The adjournment of the Meeting to a later date, if necessary, to solicit additional proxies in the event insufficient shares are present in person or by proxy at the Meeting to constitute a quorum or to approve the Merger Agreement.

               / /  FOR            / /  AGAINST            / /  ABSTAIN

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE
LISTED PROPOSITIONS.
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THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS
PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS
IS PRESENTED AT THE MEETING, INCLUDING MATTERS RELATING TO THE CONDUCT OF THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
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               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

    Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of Garden State at the Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

    The undersigned acknowledges receipt from Garden State prior to the execution of this proxy of the Notice of Meeting and the Proxy
Statement-Prospectus. The undersigned hereby revokes any and all proxies heretofore given, with respect to the undersigned's shares of Garden State's Common Stock.


Dated:


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                                                  PRINT NAME OF SHAREHOLDER

                                              ----------------------------------
                                                   SIGNATURE OF SHAREHOLDER

                                              ----------------------------------
                                                  PRINT NAME OF SHAREHOLDER

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                                                   SIGNATURE OF SHAREHOLDER

                                              Please sign exactly as your name
                                              appears on this card. When signing
                                              as attorney, executor,
                                              administrator, trustee or
                                              guardian, please give your full
                                              title. If shares are held jointly,
                                              each holder should sign.
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    PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.
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